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                                                           July 16, 1999

                                   AMENDMENT 1

                                       TO

                              IBS INTERACTIVE, INC.

                           DEFERRED COMPENSATION PLAN


                  The IBS Interactive, Inc. Deferred Compensation Plan (the "Plan") is hereby amended, effective August 1, 1999, as set forth below.

1.                Section 5.2 of the Plan is hereby amended to read as follows:

         "5.2 Payment of Retirement Benefit. A Participant, in connection with his commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or in Monthly Installments over a period of 24 to 120 months (as specified in the Election Form). The Participant may change his payment election by submitting a new Election Form to the Committee, provided that any such Election Form is accepted by the Committee, in its sole discretion, at least six months prior to the Participant's Retirement. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. Payments shall begin within 60 days of the date the Participant Retires. Any payment made shall be subject to the Deduction Limitation."


2.                Section 7.2 of the Plan is hereby amended to read as follows:

         "Section 7.2 Payment of Termination Benefit. A Participant, in connection with his commencement of participation in the Plan, shall elect on an Election Form to receive the Termination Benefit in a lump sum or in Monthly Installments over a period of 24 to 120 months (as specified in the Election Form). The Participant may change his payment election by submitting a new Election Form to the Committee, provided that any such Election Form is accepted by the Committee, in its sole discretion, at least six months prior to the Participant's Termination of Employment and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Termination Benefit. Notwithstanding the foregoing, if a Participant does not make any election with respect to the payment of the Termination Benefit or if the Participant's Account Balance on the date he Terminates Employment is less than $25,000, the Termination Benefit shall be paid in a lump sum. Payment of the Termination Benefit shall begin within 60 days after the Participant Terminates Employment and shall be subject to the Deduction Limitation."

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3.                Section 10.1 is hereby amended to read as follows:

         "10.1 Termination. Although the Company anticipates that it will continue the Plan for an indefinite period of time, the Company reserves the right to terminate the Plan at any time with respect to any or all Participants, by action of the Board. Upon the termination of the Plan, the Account Balances of the affected Participants (determined as if they had Terminated Employment on the termination date of the Plan or, if the Plan is terminated after a Participant was eligible to Retire, then as if the Participant had Retired on the termination date of the Plan) shall be paid to the Participants as set forth below. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination. Payments to Participants shall begin within 60 days after the date the Plan is terminated.

                  (a) Termination Prior to a Change in Control. If the Plan is terminated prior to a Change in Control, the Company shall pay such Participant's Termination Benefit or Retirement Benefit, whichever is applicable, according to the Election Form most recently accepted by the Committee.

                  (b) Termination After a Change in Control. If the Plan is terminated after a Change in Control, the Account Balance of each Participant (the "Change in Control Payment") shall be paid according to such Participant's Election Form. A Participant, in connection with his commencement of participation in the Plan, shall elect on an Election Form to receive the Change in Control Payment in a lump sum or in Monthly Installments over a period of 24 to 120 months (as specified in the Election Form). The Participant may change his payment election by submitting a new Election Form to the Committee, provided that any such Election Form is accepted by the Committee, in its sole discretion, at least six months prior to the Change in Control. The Election Form most recently accepted by the Committee shall govern the payout of the Change in Control Payment. If a Participant does not make a payment election with respect to the Change in Control Payment, then such benefit shall be payable in a lump sum."




Date:_______________________                IBS INTERACTIVE, INC.


                                            By: _______________________